                                                                    EXHIBIT 10.9


                              AMENDED AND RESTATED
                          MANAGEMENT OPTION AGREEMENT


       This Amended and Restated Management Option Agreement (this "Agreement") is entered into as of the 28 day of January, 1997, between Intrepid Food Holdings, Inc., a Delaware corporation (the "Company"), and W R. Voss (the "Executive").

                                    RECITALS

       A. The Company and the Executive are parties to that certain Management Option Agreement, dated as of April 15, 1996 (the "Original Option Agreement").

       B. The Company and the Executive deem it desirable to amend and restate the Original Option Agreement upon the terms and subject to the conditions set forth herein.

                                   AGREEMENTS

              In consideration of the recitals and the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                   ARTICLE I

                                  Definitions

       In addition to the terms defined elsewhere in this Agreement, as used in this Agreement:

       "Approved Sale" means the sale of the Company in an arm's-length transaction, whether by merger, consolidation, sale of all or substantially all of its assets or a sale of all or substantially all of the capital stock of the Company in one transaction or a series of transactions.

       "Cause" has the meaning given to it in the Employment Agreement.

       "Commission" means the Securities and Exchange Commission.

       "Common Stock" means the Common Stock of the Company, par value $.001 per share.

       "Date of Grant" means April 15, 1996.

       "Disability" has the meaning given to it in the Employment Agreement.
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       "Employment Agreement" means the Employment Agreement dated October 2,
1995 between the Company and the Executive, as amended from time to time in accordance with its terms.

       "Exercise Date" means any date on which all or any portion of the Options are exercised pursuant to Section 2.2 hereof.

       "Exercise Price Per Share" means, as of any Exercise Date, the amount set forth on Schedule 1 next to the period during which such Exercise Date occurs, subject to adjustment pursuant to Section 2.8.

       "Good Reason" has the meaning given to it in the Employment Agreement.

       "Option" means the option to purchase the Option Shares, subject in all respects to the terms and conditions of this Agreement, the grant to the Executive of which is made by this Agreement.

       "Option Shares" means 333 shares of Common Stock, subject to adjustment as set forth in Section 2.8.

       "Option Termination Date" means the earliest of (a) the eighth anniversary of the Date of Grant, (b) the date of the closing of an Approved Sale, and (c) the liquidation, dissolution or winding up of the Company, whether voluntary or involuntary.

       "Person" means a natural person, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or other entity or a governmental entity or any department, agency or political subdivision thereof.

       "Qualified Public Offering" means an underwritten public offering pursuant to a registration statement declared effective by the Commission pursuant to the Securities Act covering the offer and sale of Common Stock in which all or a portion of the proceeds thereof are used to redeem in cash all shares of preferred stock of the Company then outstanding.

       "Securities Act" means the Securities Act of 1933, as amended.

       "Stockholders Agreement" means the Stockholders Agreement dated as of April 15, 1996 between the Company, the Executive and certain Persons, as such agreement may be amended from time to time in accordance with its terms.

       "Subsidiary" means, with respect to the Company, any Person of which securities or other ownership interests representing more than 50% of the or voting power are, at the time as of which any determination is being made, owned or controlled by the Company or one or more Subsidiaries of the Company or by the Company and one or more Subsidiaries of the Company.





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                                   ARTICLE II

                             The Option Provisions

              2.1 Grant of the Option. Subject to the terms herein set forth, the Company hereby grants to the Executive the Option.

              2.2 Procedures for Exercise. Subject in all respects to the Option becoming exercisable pursuant to this Agreement, the Executive may exercise the Option in whole or in part at any time prior to the Option Termination Date or earlier termination pursuant to the terms of this Agreement by delivering written notice to the Company substantially in the form attached hereto as Exhibit A, together with cash or other immediately available funds in an amount equal to the applicable Exercise Price Per Share multiplied by the number of Option Shares with respect to which the Executive is exercising the Option. As promptly as practicable after receiving the written notice and payment, the Company will deliver to the Executive certificates for the Option Shares with respect to which the Executive has exercised the Option, issued in the name of the Executive. For all purposes, the Executive will be deemed to have exercised such Option and to have purchased and become the holder of the Option Shares as of the date the Company receives written notice and payment from the Executive as provided in this Section 2.2.

              2.3 Vesting of the Option. The Option shall only become exercisable as follows:

                     (a) In Accordance with Vesting Schedule. The Option Shares shall vest and be exercisable on April 15, 1999.

                     (b)    Qualified Public Offering and Approved Sale.

                            (i)    If the Company consummates a Qualified
Public Offering at any time prior to April 15, 1999, the Option will become vested and exercisable upon the consummation of such Qualified Public Offering.

                            (ii)   If an Approved Sale occurs at any time prior
to April 15, 1999, the Option will become vested and exercisable immediately prior to such Approved Sale. The Company acknowledges that Executive may exercise the Option contemporaneous with the closing of the Approved Sale.

                     (c) Fractional Shares. Fractional shares will not be issued upon the exercise of the Option but in any case where the Executive would, except for the provisions of this Section 2.3(c), be entitled under the terms of this Agreement to receive a fractional share upon the complete exercise of the Option, the Company will, upon the exercise of the Option for the largest number of whole shares then called for, pay a sum in cash equal to the excess of the value of such fractional share (determined in such reasonable manner as may be prescribed in good faith by the Board of Directors of the Company) over the proportional part of the Exercise Price Per Share represented by such fractional share.





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
              2.4 Employment Based Termination Events. If the Executive ceases to be a full-time employee of the Company while the Option is outstanding and unexercised, in whole or in part:

                     (a) if such termination is prior to April 15, 1999 and is for a reason other than death, disability or termination by the Company (or a Subsidiary) without cause, or if the Executive elects to terminate his employment with the Company other than for Good Reason, the Option shall terminate and cease to be exercisable upon the date of such termination; and

                     (b) if such termination is by reason of death, disability or termination of Executive by the Company without cause, or if the Executive elects to terminate his employment with the Company for Good Reason, all of the Option Shares shall immediately vest and become exercisable on the date of such death, disability or termination.

              2.5 Non-Transferable. The Option shall not be transferable, except by will or the laws of descent and distribution, and may be exercised only by the Executive during his lifetime.

              2.6 No Rights as a Stockholder. The Option does not confer upon the Executive any right to vote or consent or to receive notice as a stockholder of the Company, as such, in respect of any matters whatsoever, or any other rights or liabilities as a stockholder, prior to the exercise of the Option as hereinbefore provided.

              2.7 No Rights to Employment or Other Relationship. Nothing contained in this Agreement shall confer upon the Executive any right with respect to employment by or any relationship with the Company or any Subsidiary or interfere in any way with the right of the Company or any Subsidiary at any time to terminate the employment of the Executive or terminate any other relationship the Executive may have with the Company or any Subsidiary.

              2.8 Antidilution Provisions. In the event of any stock dividend, stock split, combination, or exchange of shares of Common Stock or any recapitalization or change in capitalization affecting shares of Common Stock, the number and kind of shares that are subject to the Option and the Exercise Price Per Share may be proportionately and appropriately adjusted. Any adjustments under this Section 2.8 will be made by the Board of Directors of the Company, whose determinations as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive.


                                  ARTICLE III

                 Representations and Warranties of the Company

              3.1 Representations and Warranties. The Company hereby represents and warrants to the Executive as follows:

                     (a) Organization and Standing. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

                     (b) Corporate Power. The Company has the requisite corporate power to own all the properties owned by it and to conduct its business as presently being and as proposed to be conducted by it. The Company has all requisite corporate power to enter into this Agreement, to issue and sell the Option Shares and to carry out and perform its obligations under the terms of this Agreement.

                     (c) Authorization. All corporate action on the part of the Company, its directors and stockholders necessary for the authorization, execution, delivery and performance by the Company of this Agreement, and the consummation of the transactions contemplated hereby, has been taken.

                     (d) Enforceability. This Agreement constitutes a legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, subject to any applicable bankruptcy, reorganization, insolvency, moratorium, or other laws or equitable principles affecting the enforcement of creditors' rights generally.

                     (e) Validity of Stock. The Option Shares, when issued, sold and delivered in accordance with the terms of this Agreement, will be duly authorized, validly issued, fully paid and non-assessable.


                                   ARTICLE IV
                Representations and Warranties of the Executive

              4.1 Representations and Warranties of the Executive. The Executive hereby represents and warrants to the Company as follows:

                     (a) Investment Intent. The Executive will acquire the Option Shares, to the extent that the Options become exercisable pursuant to the terms hereof and the Executive exercises the Option in whole or in part, solely for investment for the Executive's own account and not with a view to the resale or distribution of all or any part thereof.

                     (b) Other Matters. The Executive understands that (i) the Executive may purchase the Option Shares only to the extent that the Option becomes exercisable pursuant to Section 2.3 hereof, (ii) it is possible that the Option will not become exercisable for any of the Option Shares, and (iii) none of the Option Shares have been registered under the Securities Act of 1933, as amended (the "Securities Act"), and the Executive may have to hold the Option Shares, to the extent the Option is exercised for such Option Shares hereunder in accordance with the terms hereof, for an indefinite period.





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
                                   ARTICLE V

                            Covenants of the Company

              5.1 Authorized Shares. The Company covenants and agrees that during the period within which the Option may be exercised, the Company will at all times have authorized and in reserve a sufficient number of shares of its Common Stock to provide for the exercise of the Option.

              5.2 Closing of Transfer Books. The right to exercise the Option will not be suspended during any period while the stock transfer books of the Company for its Common Stock may be closed. The Company will not be required, however, to deliver certificates of its Common Stock upon such exercise while such books are duly closed for any purpose, but the Company may postpone the delivery of the certificates for such Common Stock until the opening of such books, and they will, in such case, be delivered forthwith upon the opening thereof, or as soon as practicable thereafter.

              5.3 Legends. Until (i) the securities represented by such certificates are effectively registered under the Securities Act, or (ii) the holder of such securities delivers to the Company a written opinion acceptable to the Company from legal counsel to such holder to the effect that such legend is no longer necessary under the Securities Act, the Company will cause each certificate representing Option Shares or securities issued in exchange for or replacement of or as a distribution with respect to Option Shares to be stamped or imprinted with a legend in substantially the following form:

              "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, and thus may not be transferred unless so registered or unless an exemption from registration is available."


                                   ARTICLE VI

                                 Miscellaneous

              6.1 Survival of Representations and Warranties. All representations and warranties contained herein will survive the execution and delivery of this Agreement and any investigation made at any time by or on behalf of the Company or the Executive.

              6.2 Successors and Assigns. Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of the parties hereto. whether so expressed or not.

              6.3 Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience of reference only and do not constitute a part of this Agreement.





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
              6.4 Notices. Any notices desired, required or permitted to be given hereunder will be delivered personally or mailed, certified mail, return receipt requested, or delivered by overnight courier service, to the following addresses, or such other address as any party hereto designates by written notice to the Company, and will be deemed to have been given upon delivery, if delivered personally, five business days after mailing, if mailed, or one business day after delivery to the overnight courier service, if delivered by overnight courier service:

       If to the Executive, to:

              William R. Voss
              564 North Elm Street
              Hinsdale, Illinois 60521

       If to the Company, to:

              Intrepid Food Holdings, Inc.
              135 South LaSalle Street
              Suite 3800
              Chicago, Illinois 60603

              6.5 Governing Law. The validity, meaning and effect of this Agreement will be determined in accordance with the internal laws of the State of Illinois applicable to contracts made and to be performed in that state.

              6.6 Exhibits and Schedules. All exhibits and schedules hereto are an integral part of this Agreement.

              6.7 Final Agreement. This Agreement, together with the Employment Agreement, the Stockholders Agreement, constitutes the final agreement of the parties concerning the matters referred to herein, and supersedes all prior agreements and understandings.

              6.8 Execution in Counterparts. This Agreement may be executed in two counterparts, each of which when so executed and delivered will be deemed an original, and such counterparts together will constitute one instrument.

                  Remainder of page intentionally left blank.
                            Signature page follows.]





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
              This Amended and Restated Management Option Agreement was executed on the date first set forth above.


                                           INTREPID FOOD HOLDINGS, INC.





                                           By:    /S/ William R. Voss
                                                -------------------------------
                                              Its:    President
                                                   ----------------------------


                                            /S/ William R. Voss
                                           ------------------------------------
                                                  William R. Voss





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

                                   EXHIBIT A


TO:    Intrepid Food Holdings, Inc.

       The undersigned, pursuant to the terms and conditions of the Amended and Restated Management Option Agreement dated as of ______________, 19__ by and between Intrepid Food Holdings, Inc. and William R. Voss (the "Management Option Agreement"), hereby exercises the Option granted thereby to purchase the following number of shares of Common Stock pursuant to such Option at the applicable Exercise Price Per Share (as defined in the Management Option Agreement) as of the date hereof and is hereby tendering full payment therefor in accordance with the terms of the Management Option Agreement:


       NUMBER OF SHARES TO
       BE PURCHASED:
                            -----------------------

       EXERCISE PRICE
       PER SHARE:
                            -----------------------


       TOTAL PAYMENT:
                            -----------------------



Dated:                             WILLIAM R. VOSS [OR PERMITTED TRANSFEREE]
        ---------------



                                   -----------------------------------------





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
                                   SCHEDULE 1




================================================================================
  EXERCISE DATE                                        EXERCISE PRICE PER SHARE
  -------------                                        ------------------------
--------------------------------------------------------------------------------
  Date of Grant                                                 $100.00
--------------------------------------------------------------------------------
  After Date of Grant, but on or prior to the first
  anniversary of Date of Grant                                  $185.00
--------------------------------------------------------------------------------
  After the first anniversary of Date of Grant, but
  on or prior to the second anniversary of Date of
  Grant                                                         $290.00
--------------------------------------------------------------------------------
  After the second anniversary of Date of Grant,
  but on or prior to the third anniversary of Date
  of Grant                                                      $418.00
--------------------------------------------------------------------------------
  After the third anniversary of Date of Grant, but
  on or prior to the fourth anniversary of Date of
  Grant                                                         $574.00
--------------------------------------------------------------------------------
  After the fourth anniversary of Date of Grant,
  but on or prior to the fifth anniversary of Date
  of Grant                                                      $762.00
--------------------------------------------------------------------------------
  After the fifth anniversary of Date of Grant, but
  on or prior to the sixth anniversary of Date of
  Grand                                                         $989.00
--------------------------------------------------------------------------------
  After the sixth anniversary of Date of Grant, but
  on or prior to the seventh anniversary of Date of
  Grant                                                       $1,262.00
--------------------------------------------------------------------------------
  After the seventh anniversary of Date of Grant,
  but on or prior to the eighth anniversary of Date
  of Grant                                                    $1,588.00
================================================================================





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